-----------------------------
                          COASTAL FINANCIAL CORPORATION
                          -----------------------------




                                DECEMBER 19, 2003



Dear Shareholder:

     You are cordially invited to attend the annual meeting of Shareholders of Coastal Financial Corporation. The meeting will be held at the Ocean Reef Resort (the former Myrtle Beach Martinique Resort Hotel), 7100 N. Ocean Boulevard, Myrtle Beach, South Carolina, on Tuesday January 27, 2004 at 2:00 p.m., Eastern Standard Time.

     The notice of Annual Meeting and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and Officers of the Corporation, as well as a representative of KPMG LLP, the Corporation's independent auditors, will be present to respond to appropriate questions of Shareholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.


                                    Sincerely,



                                    Michael C. Gerald
                                    President and
                                    Chief Executive Officer

                          COASTAL FINANCIAL CORPORATION
                                 2619 OAK STREET
                       MYRTLE BEACH, SOUTH CAROLINA 29577
                                 (843) 205-2000



                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------



     The annual meeting of shareholders of Coastal Financial Corporation ("Corporation") will be held at the Ocean Reef Resort (the former Myrtle Beach Martinique Resort Hotel), 7100 N. Ocean Boulevard, Myrtle Beach, South Carolina on Tuesday, January 27, 2004, at 2:00 p.m., Eastern Standard Time, for the following purposes:

     1.   To elect two directors of the Corporation;

     2. Ratification of an Amendment to the Certificate of Incorporation to increase the Corporation's authorized common stock from 15,000,000 to 25,000,000 shares;

     3. Ratification of an Amendment to the 2000 Stock Option and Incentive Plan to increase shares issuable under the plan from 525,000 shares to 1,050,000 shares;

     4. To transact any other business that may properly come before the meeting.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Shareholders of record at the close of business on November 28, 2003 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Susan J. Cooke
                                              Secretary


Myrtle Beach, South Carolina
December 19, 2003


IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                                 PROXY STATEMENT
                                       OF
                          COASTAL FINANCIAL CORPORATION


--------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                January 27, 2004
--------------------------------------------------------------------------------


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Coastal Financial Corporation ("Coastal Financial" or "Corporation") to be used at the Annual Meeting of Shareholders of the Corporation. The Corporation is the holding company for Coastal Federal Bank. The annual meeting will be held at the Ocean Reef Resort (the former Myrtle Beach Martinique Resort Hotel), 7100 N. Ocean Boulevard, Myrtle Beach, South Carolina, on Tuesday January 27, 2004 at 2:00 p.m., Eastern Standard Time. This Proxy Statement and the enclosed proxy card are being first mailed on or about December 19, 2003 to Shareholders of record.


--------------------------------------------------------------------------------
                           VOTING AND PROXY PROCEDURE
--------------------------------------------------------------------------------


Who Can Vote at the Meeting

     You are entitled to vote your Coastal Financial Corporation common stock if the records of the Corporation showed that you held your shares as of the close of business on November 28, 2003. As of the close of business on that date, a total of 12,933,355 shares of Coastal Financial Corporation common stock were outstanding. Each share of common stock has one vote. As provided in the Corporation's Articles of Incorporation, record holders of the Corporation's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Attending the Meeting

     If you are a beneficial owner of Coastal Financial common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Coastal Financial common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee which holds your shares.

Vote Required

     The Annual Meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented for the transaction of business at the meeting, If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

     In voting on the ratification of the amendment to the Certificate of Incorporation, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the outstanding shares of Coastal Financial common stock entitled to vote at the meeting. On this proposal, abstentions and broker non-votes will have the same effect as a vote against the proposal.

     In voting on the ratification of the amendment to the 2000 Stock Option and Incentive Plan, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the meeting. On this proposal, abstentions and broker non-votes will have no effect on the outcome of the voting.

Voting by Proxy

     This Proxy Statement is being sent to you by the Board of Directors of Coastal Financial for the purpose of requesting that you allow your shares of Coastal Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Coastal Financial common stock represented at the meeting by properly executed and dated proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Corporation's Board of Directors.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the Annual Meeting is postponed or adjourned, your Coastal Financial common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Corporation does not know of any other matters to be presented at the meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Corporation in writing before your shares have been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

     If your Coastal Financial common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement for further information regarding telephone and Internet voting. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

                              CORPORATE GOVERNANCE

     The corporation periodically reviews its corporate governance policies and procedures to ensure that the Corporation meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern its operations. As part of this periodic review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Corporation.

Code of Business Conduct

     The Corporation has adopted a Code of Business Conduct that is designed to ensure that the Corporation's directors, executive officers and Associates meet the highest standards of ethical conduct. The Code of Business Conduct requires that the Corporation's directors, executive officers and Associates avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Corporation's best interest. Under the terms of the Code of Business Conduct, directors, executive officers and Associates are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct.

     As a mechanism to encourage compliance with the Code of Business Conduct, the Corporation has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Business Conduct also prohibits the Corporation from retaliating against any director, executive officer or Associate who reports actual or apparent violations of the Code of Business Conduct.


--------------------------------------------------------------------------------
                                 STOCK OWNERSHIP
--------------------------------------------------------------------------------


     The following table provides information, as of November 28, 2003, about the shares of Coastal Financial Corporation common stock that may be considered to be beneficially owned by each person known to the Corporation to beneficially own more than 5% of its outstanding common stock, each named executive officer, each director or nominee for director of the Corporation and by all directors and executive officers of the Corporation as a group as of November 28, 2003. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown. A person may be considered to beneficially own any share of common stock over which he or she has, directly or indirectly, sole or share voting or investing power.


                                                                    Number of Shares
                                            Number of             That May Be Acquired         Percent of
                                           Shares Owned            Within 60 Days By          Common Stock
                                        (Excluding Options) (1)    Exercising Options        Outstanding (2)
                                        ------------------         ------------------       ---------------
Named Executive Officers (3)

Michael C. Gerald, President, Chief         104,425                      209,914                 2.40
   Executive Officer and Director

Jimmy R. Graham, Executive Vice
   President                                 94,807                      145,066                 1.84

Jerry L. Rexroad, Executive Vice
   President and Chief Financial             25,107(4)                   152,940                 1.36
   Officer

Steven J. Sherry, Executive Vice
   President                                  2,481                       34,921                 0.29

Phillip G. Stalvey, Executive Vice
   President                                 48,412                      113,814                 1.25


Directors of the Corporation
(Excluding Named Executive Officers)




James C. Benton                              67,848 (5)                      -0-                 0.53

G. David Bishop                             493,272 (6)                    3,630                 3.84

James T. Clemmons                           282,222 (7)                   12,426                 2.28

James P. Creel                              686,714 (8)                   30,143                 5.53

James H. Dusenbury                           50,287 (9)                    7,623                 0.45

Frank A. Thompson, II                        12,151(10)                   11,816                 0.19


Executive Officers and
Directors as a Group (11 persons)         1,867,726                      722,293                 18.97

---------------------

(1) Pursuant to Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Corporation's Common Stock if he or she has voting and/or investment power with respect to such security or has a right to acquire, through the exercise of outstanding options or otherwise, beneficial ownership at any time within 60 days from November 28, 2003. The table includes certain shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the named persons possess voting and/or investment power.
(2) Based on 12,933,355 shares of Common Stock of the Corporation outstanding and entitled to vote at the Meeting, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising options.
(3) Under SEC regulation, the term "named executive officer" is defined to include the chief executive officer regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000.
(4) Includes 3,000 shares owned by Jerry L. Rexroad; 18,778 shares owned by Robin E. Rexroad; 3,329 shares in the Coastal Financial Corporation's 401-K Plan for Jerry L. Rexroad.
(5) Includes 67,806 shares owned by Mr. Benton; 42 shares owned by Emma Ann Lawton Benton. Does not include any shares owned by RCEE, Inc. of which Mr. Benton is no longer President or has any beneficial ownership of these shares of stock.
(6)  Includes 34,433 shares owned by G. David Bishop; 183,417 shares owned by G.
     J. Bishop Trust, G. David Bishop, Trustee; 70,000 shares owned by Mary Ann Bishop; 205,422 shares owned by Bishop Investment Company.
(7) Includes 23,987 shares owned by J. T. Clemmons; 40,772 shares owned by Helen W. Clemmons; 2,203 shares owned by J. T. Clemmons - IRA; 260 shares owned by Helen W. Clemmons - IRA; 215,000 shares owned by Nipaw, LLC.
(8) Includes 514,647 shares owned by Creel Outdoor Advertising, Inc.; 120,014 shares owned by Creel Outdoor Advertising, Inc. Profit Sharing Plan; 27,328 shares owned by Carolyn W. Creel; 819 shares owned by Carolyn W. Creel & James P. Creel, Jr.; 819 shares owned by Carolyn W. Creel & C. Alicia Creel; 6,105 shares owned by Carolyn W. Creel, James P. Creel, Jr. & Alicia Creel Bame; 6,066 shares owned by James P. Creel; 602 shares owned by Alicia Creel Bame & Carolyn W. Creel; 10,314 shares owned by Sun Graphics, Inc., Carolyn W. Creel, President.
(9) Includes 13,687 shares owned by James H. Dusenbury; 36,600 shares owned by James H. Dusenbury - IRA
(10) Includes 1,944 shares owned by Frank A. Thompson, II; 7,260 shares owned by Frank A. Thompson, II - SEP; 1,224 shares owned by Frank A. Thompson II - IRA; 1,723 shares owned by Sharon Thompson - IRA.


             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

After obtaining stockholder approval of the ratification of the amendment to the 2000 Stock Option and Incentive Plan, the Corporation will consider granting stock options to directors and Associates of the Corporation and Coastal Federal Bank under such plan.


--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------


     The Corporation's Board of Directors consists of seven members. Six of them are independent directors and one is a member of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Two directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees are James H. Dusenbury and Michael C. Gerald, each of whom are currently directors of the Corporation and Coastal Federal Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of

Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote "FOR" the election of all of the nominees.

     Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual's biography is as of September 30, 2003. The indicated period for service as a director includes service as a director of Coastal Federal Bank.

Nominees for Election as Directors

     The directors standing for election are:

     James H. Dusenbury. Mr. Dusenbury is a retired attorney/Dusenbury and Clarkson Law Firm. He has been associated with the Bank since 1965 serving in the capacity of general counsel and Advisory Director. Age 68. Director since 1996.

     Michael C. Gerald. Mr. Gerald is the President and Chief Executive Officer of the Corporation and Coastal Federal Bank. Age 54. Director since 1986.

Directors Continuing in Office

     The following directors have terms ending in 2005.

     James C. Benton.  Mr. Benton is President of C. L. Benton & Sons,  Inc. Age
     71. Director since 1979.

     James P. Creel. Mr. Creel is President of Creel Corporation. Age 64. Director since 1990.

     The following directors have terms ending in 2006.

     G. David Bishop. Mr. Bishop is Managing Director of White Harvest Trading Co., LLC. Age 50. Director since 1991.

     James T. Clemmons. Mr. Clemmons is the retired President of Coastal Federal Bank. Age 65. Director since 1979.

     Frank  A.  Thompson,   II.  Mr.   Thompson  is  the  President  of  Peoples
     Underwriters, Inc. Age 46. Director since 1999.

Meetings and Committees of the Board of Directors

     The Boards of Directors of the Corporation and Coastal Federal Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended September 30, 2003, the Board of Directors of the Corporation held twenty (20) meetings and the Board of Directors of Coastal Federal Bank held twenty-seven (27) meetings. Except for Director Thompson, no director of the Corporation or Coastal Federal Bank attended fewer than 75% of the total meetings of the Boards and committees on which such Board members served during this period.

     The Executive Committee of the Board of Directors, consisting of Directors Benton, Clemmons, Creel and Gerald, meets as necessary between meetings of the full Board of Directors. The Executive Committee met one time during the fiscal year ended September 30, 2003.

     The Board of Directors of the Company has an Audit Committee, consisting of Directors Benton, Bishop, Clemmons, Creel, Dusenbury and Thompson, which is responsible for developing and monitoring the Company's audit program. No current member of the Audit Committee qualifies as an "audit committee financial expert" as defined under the rules of the Securities and Exchange Commission. The Corporation is currently seeking an additional director who will qualify as an "audit Committee financial expert," but has not yet found a qualified candidate who is willing to serve in that capacity. The Audit Committee selects the Corporation's outside auditors and meets with them to discuss the results of the annual audit and any related matters. The Audit Committee also receives and reviews the reports and findings and other information presented to them by Coastal Federal Bank's officers regarding financial reporting policies and practices. The Audit Committee met four (4) times during the fiscal year ended September 30, 2003.

     The Compensation and Benefits Committee,  consisting of James C. Benton, J.
T. Clemmons and James P. Creel, is responsible for all matters regarding the Corporation's and the Bank's employee compensation and benefit programs. This committee met one time during the year ended September 30, 2003.

     The Board of Directors of the Corporation acts as a nominating committee for selecting the nominees for election as directors. The Board of Directors met once in its capacity as the nominating committee during the year ended September 30, 2003. The Corporation's Bylaws provide for Shareholder nomination of directors. See "Stockholder Proposals and Nominations".


Directors' Compensation

     Members of the Board of Directors of Coastal Federal receive a fee of $12,000 annually, except for the Chairman of the Board, who receives $19,500 annually. Members of the Board of Directors of Coastal Financial receive $2,500 annually. Honorary Directors of Coastal Financial Corporation receive $1,000 annually. Directors who are members of the Bank's Executive Committee, which meets on an as-needed basis, are not compensated additionally. Non-Associate directors who are members of the Bank's Loan Committee receive $50 per committee meeting.

     2000 Stock  Option and  Incentive  Plan.  At the 2000 Annual  Meeting,  the
     ----------------------------------------
Corporation's Shareholders approved the 2000 Stock Option Plan. All Directors participate in the 2000 Stock Option Plan. On January 28, 2003, each Director received stock options to purchase 2,420 shares of the Corporation's common stock at an exercise price of $11.31 per share, the market value of common stock on that date, adjusted for a 10% stock dividend payable on June 24, 2003 and a 10% stock dividend payable on September 26, 2003. The options fully vest on the first anniversary after the date of grant.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Summary Compensation Table

     The following information is furnished for the Chief Executive Officer and the four other named Executive Officers.



======================================================================================================
                         SUMMARY COMPENSATION TABLE (1)
------------------------------------------------------------------------------------------------------


                               Annual Compensation
------------------------------------------------------------------------------------------------------
                                                                       Long-Term
                                                                     Compensation
                                                                   -----------------------------------
                                                                        Awards
------------------------------------------------------------------------------------------------------
                                                                      Securities
                    Year      Salary      Bonus      Other Annual     Underlying        All Other
      Name and                ($)(1)      ($)(2)     Compensation       Options        Compensation
     Principal                                          ($)(3)                             ($)(4)
      Position
------------------------------------------------------------------------------------------------------
 Michael C. Gerald,   2003     236,250    193,351         19,625         24,260            6,000
 President, Chief     2002     225,000    204,915         19,250         18,326           11,000
Executive Officer     2001     212,000    141,366         18,950         21,105            5,466
    & Director

  Jimmy R. Graham,    2003     136,500    108,840            -0-         17,545            9,242
   Executive Vice     2002     130,000    116,217            -0-         12,500           10,834
     President        2001     122,430     78,862            -0-         16,027            6,369

 Jerry L. Rexroad,    2003     185,000    140,850          5,900         17,545            8,857
   Executive Vice     2002     175,000    148,917          4,750         12,500           10,620
 President & Chief    2001     166,920    102,887          4,700         16,027            6,799
 Financial Officer

 Steven J. Sherry,    2003     145,000    114,450            -0-         17,545           10,954
   Executive Vice     2002     139,000    122,757            -0-         12,500            8,915
     President        2001     133,350     84,759            -0-         16,027            4,425

Phillip G. Stalvey,   2003     172,000    132,270          1,700         17,545            8,947
   Executive Vice     2002     162,500    139,833          1,450         12,500           10,911
     President        2001     151,200     94,398          1,600         16,027            6,679
======================================================================================================

--------------

(1)  All compensation, including fringe benefits, are paid by the Bank.
(2) Reflects bonuses awarded for the fiscal year which were paid in subsequent fiscal year.
(3) Reflects directors' fees received during the fiscal year for service on the Board of Directors of the Corporation and/or its Subsidiaries. Does not include perquisites which did not exceed, in the aggregate, the lesser of $50,000 or 10% of salary and bonus.
(4) Includes employer contributions to the 401K Profit Sharing Plan & Trust of Coastal Financial Corporation.

Option Grants Table

The following table sets forth the qualified stock options granted under the 2000 Stock Option and Incentive Plan to the individuals named in the Summary Compensation Table during the fiscal year ended September 30, 2003. Also listed are the hypothetical gains or "options spreads" that would exist for the respective options. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.


==================================================================================================================
                                INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------
                                                                                     Potential Realizable Value
                                                                                       at Assumed Annual Rates
                         Number of     Percentage of                                 of Stock Price Appreciation
                         Securities        Total                                         For Option Term (2)
                         Underlying       Options                                   ------------------------------
                          Options       Granted to     Exercise or
                        Granted (1)     Associates     Base Price
                                         In Fiscal      Per Share     Expiration
        Name                (#)            Year        ($/Sh) (1)        Date          5% ($)         10% ($)
------------------------------------------------------------------------------------------------------------------
Michael C. Gerald          21,840          8.48%          12.12          2012         431,485         686,881
                            2,420          0.94%          11.31          2013          44,617          71,026

Jimmy R. Graham            17,545          6.81%          12.12          2012         346,630         551,801

Jerry L. Rexroad           17,545          6.81%          12.12          2012         346,630         551,801

Phillip G. Stalvey         17,545          6.81%          12.12          2012         346,630         551,801

Steven J. Sherry           17,545          6.81%          12.12          2012         346,630         551,801

==================================================================================================================

(1) Options granted and price per share have been adjusted for 10% stock dividends paid on June 24, 2003 and September 26, 2003.
(2) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises depend on the future performance of Coastal Financial's Common Stock. There can be no assurance that the amounts reflected in this table will be achieved.

Option Exercise And Fiscal Year End Option Value Table

The following table shows stock option exercises by the individuals named in the Summary Compensation Table during the fiscal year ended September 30, 2003. In addition, this table includes the number of shares covered by both exercisable and non-exercisable options as of September 30, 2003. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing options and the year-end price of Coastal Financial Corporation Common Stock.

====================================================================================================================
                                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
--------------------------------------------------------------------------------------------------------------------
                                                                                             Dollar Value of
                                                                    Number of                  Unexercised
                                                                   Unexercised                In-the-Money
                            Number of                               Options at                 Options at
                              Shares                                  FY-End                     FY-End
                             Acquired           Dollar
                                on              Value              Exercisable/               Exercisable/
          Name               Exercise          Realized           Unexercisable               Unexercisable
------------------------- --------------- ------------------- ----------------------- ------------------------------

Michael C. Gerald              -0-               -0-              195,995/37,491          1,473,388/135,836

Jimmy R. Graham                -0-               -0-              127,212/53,232            989,525/298,269

Jerry L. Rexroad              16,000           164,733            136,968/54,350          1,081,335/304,310

Phillip G. Stalvey            20,048           162,884             94,842/54,350            635,774/304,310

Steven J. Sherry               7,055             43,297            24,509/49,039            103,707/275,615

====================================================================================================================



Employment Agreements

     Coastal Federal and the Corporation entered into new employment agreements with Messrs. Gerald, Graham, Rexroad, Sherry and Stalvey effective as of November 24, 2003. The agreements with Messrs. Gerald, Rexroad, and Stalvey have a term of three years and the agreements with Messrs. Graham and Sherry have a one year term. The agreements are renewed automatically on a daily basis for an additional day beyond their current expiration dates, unless one of the parties gives at least sixty days' notice of non-renewal. The agreements provide for annual base salaries of $248,000 for Mr. Gerald, $144,500 for Mr. Graham, $195,000 for Mr. Rexroad, $152,750 for Mr. Sherry, and $181,500 for Mr. Stalvey.

     The agreements address certain payments to be made upon an executive's death, disability, retirement, voluntary termination or termination with just cause (as defined in the agreement). Upon an executive's death, his estate receives any compensation due him through the last day of the calendar month of his death. If the executive becomes disabled for more than one hundred eighty days, he will continue to receive seventy-five percent of his monthly base salary through the earliest of the date of his death, his sixty-fifth birthday or the third anniversary of his termination date (first anniversary of termination for Messrs. Graham and Sherry). Upon retirement or other voluntary termination of employment, the executive receives any compensation and vested employee benefits payable through his termination date. If the Corporation or Coastal Federal terminates the executive's employment for just cause, the executive receives no further compensation or benefits following his termination date.

     The executives also receive payments upon a termination by the Corporation or Coastal Federal without just cause or upon a voluntary termination with good reason. Good reason, as defined under the agreement, includes the following: a material reduction in responsibility or authority or a change in reporting relationship; assignment of duties inconsistent with the executive's skills and experience; a reduction in salary or benefits (other than a general reduction affecting all benefit plan participants) or, following a change in control, a reduction in salary or benefits from those provided prior to the change in control; a termination of incentive and benefit plans resulting in a material reduction in their aggregate value to the executive or the required relocation of the executive's principal business office or place of residence by more than 35 miles from their current locations. Good reason for termination also includes a voluntary termination of employment for any reason during the period beginning three months prior to a change in control and ending twelve months after a change in control. Upon termination without just cause or with good reason, the executive receives base salary and cash bonus, continued employer contributions under employee benefit plans and health and welfare benefits for the remaining term of the agreement.

     The executives receive a change in control benefit under their agreements if they are terminated without just cause or voluntarily terminate employment with good reason during the period beginning three months prior to a change in control and ending twelve months after a change in control. The change in control benefit equals three times (one times in the case of Messrs. Graham and Sherry) the sum of the executive's current base salary and his highest cash bonus paid or accrued during the three fiscal years preceding the change in control. The executives also receive continued employer contributions to employee benefit plans and continued health and welfare coverage for a period of thirty-six months (twelve months in the case of Messrs. Graham and Sherry) following termination of employment in connection with a change in control.

     The Corporation and Coastal Federal have agreed to provide a tax "gross-up" payment to indemnify the executives in the event any change in control payments they receive under the agreements are subject to the excise tax imposed by
Section 4999 of the Internal Revenue Code on excess parachute payments, as determined pursuant to Section 280G of the Code. The Corporation and Coastal Federal have also agreed to provide standard legal indemnification and liability insurance, in accordance with applicable laws and regulations.

     For a period of one year following a termination of employment without just cause or with good reason in the ordinary course of business, the executives agree not to serve as officers, directors or employees of competing financial institutions or interfere with the Corporation's or Coastal Federal's existing employment relationships.

     Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the 1934 Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation and Benefits Committee and Performance Graph shall not be incorporated by reference into any such filings.

Report of the Compensation and Benefits Committee. The Compensation and Benefits Committee of the Board of Directors of the Corporation is responsible for establishing, implementing and monitoring all compensation policies of the Corporation and its primary operating subsidiary, Coastal Federal Bank. The Committee is also responsible for evaluating the performance of the Chief
Executive Officer of the Corporation and recommending appropriate compensation levels. The Chief Executive Officer evaluates the performance of executive officers of the Corporation and recommends individual compensation levels to the Compensation and Benefits Committee.

The Compensation and Benefits Committee believes that a compensation plan for executive offices, including the Chief Executive Officer, should take into account management skills, long-term performance results and Shareholder returns. Compensation policies must be maintained to promote: 1) the attraction and retention of highly qualified executives; 2) motivation of executives that is related to the performance of the individual and the Corporation; 3) current and long-term performance; and 4) a financial interest in the success of the Corporation similar to the interest of its Shareholders.

The Corporation's current compensation plan involves a combination of salary and bonus to reward short-term performance and grants of stock options to encourage long-term performance. The salary levels of the executive officers, including the Chief Executive Officer, are designed to be competitive within the financial services industry. Compensation surveys are utilized to determine appropriate salary adjustments.

A 401(k) plan, in which all executive officers, including the Chief Executive Officer, and Associates of Coastal Financial may participate, has been designed to align their interest with those of the Shareholders of the Corporation. Matching contributions to the 401(k) plan are paid based upon the attainment of established levels of Corporation's return on average Shareholders' equity.

The Corporation's Executive Bonus Plan, which includes the Chief Executive Officer, provides for the payment of a bonus on a graduated scale if the Corporation's consolidated return on average equity, excluding accumulated unrealized gains or losses on the securities portfolio, equals or exceeds 14%. Non-recurring items and non-operational items, such as gain (losses) on investments securities and early prepayment penalties on FHLB advances, as determined by the Corporation's Board of Directors, are excluded from net income in computing the Corporation's return on average Shareholders' equity ("Return on Equity"). The Corporation's Return on Equity, adjusted as discussed above, in fiscal 2003 was 19.45%. This compares to a Return on Equity, adjusted as discussed above, in fiscal 2002 of 18.78%. The Executive Bonus Plan, escalates upon the attainment of higher levels of Return on Equity.

Stock options are the Corporation's primary long-term compensation program designed to reward the Chief Executive Officer and executives performance consistent with performance that benefits Shareholders. Awards of stock options are intended to provide the Chief Executive Officer and other executives with increased motivation and incentive to exert their best effort on behalf of the Corporation by enlarging their personal stake in its success through the opportunity to increase their stock ownership in the Corporation. Options issued to the Chief Executive Officer and other executives are at a price equal to the closing price of the Corporation's stock on the date of grant in order to ensure that any value derived from the grant is realized by Shareholders generally. The amount of options granted to the Chief Executive Officer and to each other Executive Officer is based upon the Corporation's performance, the Officer's performance and relative responsibilities within the Corporation. Options generally vest over a period of five years.

Compensation of the Chief Executive Officer. During the fiscal year ended September 30, 2003, the base compensation of Michael C. Gerald, President and Chief Executive Officer of the Corporation, was $236,250.00. In addition, he received a performance bonus, based on the above referenced criteria, of $193,351.00 and other compensation totaling $19,625.00 as set forth in the Summary Compensation Table appearing earlier in this proxy statement. This resulted in total compensation of $449,226.00. In addition, Mr. Gerald received 24,260 stock options during the fiscal year ended September 30, 2003. The Board of Directors believes that Mr. Gerald's compensation is appropriate based upon his performance in managing the Corporation and the Corporation's financial performance during the 2003 fiscal year.


The Compensation and                  James C. Benton         J. T. Clemmons
---------------------
Benefits Committee                    James P. Creel
------------------

Compensation Committee Interlocks and Insider Participation. There are no interlocks or insider participation with respect to the Compensation and Benefits Committee of the Board of Directors of the Corporation.

Performance Graph. The following graph compares the Corporation's cumulative Shareholder return on its Common Stock with the return on the Nasdaq Composite Index and a peer group, the Nasdaq Bank Index. All cumulative returns assume the investment of $100.00 in each of the Corporation's Shares, the Nasdaq Bank Index and the Nasdaq Composite Index on September 30, 1998.





--------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Corporation with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of the reports it has received and written representation provided to the Corporation from the individuals required to file the reports, the Corporation believes that each of the Corporation's executive officers and directors has complied with applicable reporting requirements for transactions in Coastal Financial Corporation common stock during the fiscal year ended September 30, 2003, except for director G. David Bishop who did not timely file a report for the sale of 4,000 shares that occurred during September 2003. This sale was subsequently reported in October 2003. Also, Director James T. Clemmons did not timely file a report for the sale of 500 shares that occurred during November 2002. This sale was subsequently reported in November 2002.

--------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------

     The recently enacted Sarbanes-Oxley Act of 2002 generally prohibits loans by Coastal Federal Bank to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Coastal Federal Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. Coastal Federal Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

--------------------------------------------------------------------------------

         PROPOSAL 2 - RATIFICATION OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE CORPORATION'S AUTHORIZED COMMON STOCK FROM
                        15,000,000 TO 25, 000,000 SHARES

--------------------------------------------------------------------------------

     The Board has unanimously adopted and proposed for Shareholder approval an amendment to the Corporation's Certificate of Incorporation to increase the Corporation's authorized Common Stock from 15,000,000 to 25,000,000 shares. The Corporation's Certificate of Incorporation currently authorizes the issuance of 15,000,000 shares of Common Stock and 1,000,000 shares of preferred stock. As of November 28, 2003, 12,933,355 shares of the Corporation's Common Stock were issued and outstanding. If the proposed change in authorized capital is approved by stockholders, the Corporation will have 10,137,518 shares of unissued and unreserved shares of Common Stock available for issuance in the future.

     The Board of Directors believes that this proposed amendment is in the best interests of the Corporation and its Shareholders. The proposed increase in the number of authorized shares would give the Board the necessary flexibility to issue Common Stock in connection with stock dividends and splits, acquisitions, financing and employee benefits and for general corporate purposes without the expense and delay incidental to obtaining Shareholders approval of an amendment to the Certificate of Incorporation increasing the number of authorized shares at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange on which the Corporation's securities may then be listed.

     Although the Board of Directors has no present intention of issuing additional shares for such purposes, the proposed increase in the number of authorized shares of Common Stock may enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Corporation. Such additional shares could be issued by the Board in a public or private sale, merger or similar transaction, increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of the Corporation. The amendment to the Certificate of Incorporation is not being proposed in response to any known effort to acquire control of the Corporation.

     If the amendment of the Certificate of Incorporation is approved, the first sentence of Article VI of the Corporation's Certificate of Incorporation would read as follows:

     "The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 26,000,000 of which 25,000,000 are to be shares of Common stock, $.01 par value per share, and of which 1,000,000 are to be shares of serial preferred stock, $.01 par value per share."

     The remaining text of Article VI of the Corporation's Certificate of Incorporation would remain unchanged.

     The amendment to the Corporation's Certificate of Incorporation to increase the number of authorized shares of Common Stock requires the affirmative vote of a majority of the outstanding shares of Coastal Financial common stock entitled to vote at the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE CORPORATION'S CERTIFICATE OF INCORPORATION TO INCREASE THE CORPORATION'S AUTHORIZED COMMON STOCK FROM 15,000,000 TO 25,000,000 SHARES.

--------------------------------------------------------------------------------

                PROPOSAL 3 - RATIFICATION OF AN AMENDMENT TO THE
 2000 STOCK OPTION AND INCENTIVE PLAN TO INCREASE SHARES ISSUBLE UNDER THE PLAN
                     FROM 525,000 SHARES TO 1,050,000 SHARES

--------------------------------------------------------------------------------

     On January 24, 2000, the Shareholders of the Corporation approved the 2000 Stock Option and Incentive Plan (The "2000 Plan"). Options issued pursuant to the 2000 Plan were not to exceed the aggregate of Five Hundred Twenty-Five Thousand (525,000) shares, subject to adjustment for stock splits and stock dividends. On October 29, 2003, the Board of Directors of the Corporation approved, subject to Shareholder approval, an amendment to the 2000 Plan which increases the number of shares of Common Stock with respect to which options may be granted from 525,000 shares to 1,050,000 shares, subject to adjustment for stock splits and stock dividends. At November 28, 2003, there are 93,954 shares remaining reserved for future option grants.

     The essential features of the 2000 Plan are outlined below but such description is qualified in its entirety by reference to the text of the 2000 Plan.

     The Board believes that the 2000 Plan has been effective in helping the Corporation to attract, retain and motivate certain Officers, Associates and Directors. Consequently, the Board would like to continue to be able to grant options under the 2000 Plan in the future.

     Options granted under the 2000 Plan may be Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code (the "Code") or Non-Incentive Stock Options. Each award shall be on such terms and conditions consistent with the 2000 Plan as the Committee administering the 2000 Plan may determine. The purposes of the 2003 Plan are to attract and retain key Officers, Associates and Directors and to encourage their continued participation in the success of the Corporation and its subsidiaries by facilitating their purchase of an equity interest in the Corporation.

     Shares issued upon the exercise of stock options may be either authorized but unissued shares, or reacquired shares held by the Corporation in its treasury. Any shares subject to an award which expires or is terminated unexercised, will again be available for issuance under the 2000 Plan. No award or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution.

     The 2000 Plan is administered by a Committee consisting of three Directors of the Corporation appointed by the Board. The Committee shall from time to time determine, at its sole discretion, the Officers, key Associates and other persons who shall be granted Options or Awards under the 2000 Plan, the form, content, terms and number of such options and whether Options granted to each such Associate under the 2000 Plan will be Incentive and/or Non-Incentive Stock Options. In selecting participants and in determining the number of shares of Common Stock to be granted to each such participant pursuant to each Award under the 2000 Plan, the Committee, in its sole discretion, may consider the nature of the services rendered by each such participant, each such participant's current and potential contribution to the Corporation, and such other factors as the Committee may, in its sole discretion ,deem relevant. Officers, key Associates or other persons who have been granted an award of options may, if otherwise eligible, be granted additional options. It is intended that the Committee will have discretion to determine other persons eligible to receive awards who may include Associates of the Corporation, other than Officers and key Associates, who make a substantial contribution to the Corporation.

Stock Options

         Under the terms of the 2000 Plan, stock options not exercised within ten years from the date of grant will expire. In general, Stock Options will not be exercisable after the expiration of their terms. In the event that the participant ceases to serve as an Associate of the Corporation or its subsidiaries for any reason other than death or disability, an exercisable Incentive Stock Option will continue to be exercisable for three months, but in no event after the expiration date of the Option. In the event of the death of a participant during such service or within three months following termination, or the disability of a participant which results in termination of employment, an exercisable Incentive Stock Option will continue to be exercisable for one year, or until its expiration date, if earlier, to the extent exercisable by the participant immediately prior to his death or disability. The terms and conditions of a Non-Incentive Stock Option subsequent to a participant's termination of employment for any reason will be determined by the Stock Option Committee.

     The exercise price for the purchase of shares subject to an Incentive Stock Option at the date of grant may not be less than 100 percent of the market value of the shares covered by the Incentive Stock Option on that date. Pursuant to the 2000 Plan, the exercise price per share subject to a Non-Incentive Stock Option shall be the price as the Committee may determine in its sole discretion. The exercise price of Incentive and Non-Incentive Stock Options must be paid for in full in cash or shares of Common Stock, or a combination of both, as determined by the Committee.

Effect of Merger and Other Adjustments

     Shares as to which awards may be granted under the 2000 Plan and shares then subject to awards will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Corporation.

Provisions of the 2000 Plan Which Could Deter a Hostile Takeover Attempt.

     Certain provisions of the 2000 Plan may be regarded as having a deterrent effect in the event of a hostile attempt to acquire control of the Corporation. The 2000 Plan provides that in the event of any change in control or imminent change in control of the Corporation, as defined, all outstanding options become immediately exercisable. For purposes of this section, "change in control" means
(i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Corporation; (ii) the execution of an agreement for a merger or recapitalization of the Corporation or any merger or recapitalization whereby the Corporation is not the surviving entity; (iii) a change in control of the Corporation as otherwise defined or determined by the OTS or regulations promulgated by it; or (iv) the acquisition of the "beneficial ownership" (as that term is defined in Section 13(d) of the 1934 Act) of 25 percent or more of the outstanding voting securities of the Corporation by any person or by persons acting as a group within the meaning of Section 13(d) of the 1934 Act. For purposes of Section 13(d), "imminent change in control" refers to any offer or announcement, oral or written, by any person or persons acting as a group, to acquire control of the Corporation. In the event of any change in control or certain other extraordinary corporate actions, the Committee, in its discretion, has the power to adjust the number of shares subject to option or the per share exercise price, to cancel previously granted options and to make other adjustments in connection with the 1990 Plan.

Amendment and Termination of the 2000 Plan

     The Board of Directors of the Corporation may at any time modify, amend or terminate the 2000 Plan, but may not, without the prior approval of the stockholders, make any amendment which increases the total number of shares which may be subject to awards or which may be subject to awards to participants who are not full-time Associates or which changes the class of persons eligible to participate in the 2000 Plan. Unless previously terminated, the 2000 Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the 2000 Plan.

Federal Income Tax Consequences of Non-Incentive Options

     An option holder, Officer or Director who is granted a Non-Incentive Stock Option under the Option Plan will not realize any income for Federal income tax purposes on the grant of an option. An option holder will realize ordinary income for Federal income tax purposes on the exercise of an option, provided the shares are not then subject to a substantial risk of forfeiture within the meaning of Section 83 of the Internal Revenue Code ("Code") (Risk of Forfeiture"), in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price thereof. If the shares are subject to a Risk of Forfeiture on the date of exercise, the option holder will realize ordinary income for the year in which the shares cease to be subject to a Risk of Forfeiture in an amount equal to the excess, if any, of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price, unless the option holder shall have made a timely election under

Section 83 of the Code to include in his income for the year of exercise an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. The amount realized for tax purposes by an option holder by reason of the exercise of a Non-Incentive Stock Option granted under the Option Plan is subject to withholding by the Corporation and the Corporation is entitled to a deduction in an amount equal to the income so realized by an option holder provided all necessary withholding requirements under the Code are met.

     Provided that an Associate satisfies certain holding period requirements provided by the Code, an Associate will realize long-term capital gain or loss, as the case may be, if the shares issued upon exercise of a Non-Incentive Stock Option are disposed of more than one year after (i) the shares are transferred to the Associate or (ii) if the shares were subject to a Risk of Forfeiture on the date of exercise and a valid election under Section 83 of the Code shall not have been made, the date as of which the shares cease to be subject to a Risk of Forfeiture. The amount recognized upon such disposition will be the difference between the option holder's basis in such shares and the amount realized upon such disposition. Generally, an option holder's basis in the shares will be equal to the exercise price plus the amount of income recognized upon exercise of the option.

Federal Income Tax Consequences of Incentive Stock Options

     An Incentive Stock Option holder who meets the  eligibility  requirement of
Section 422 of the Code will not realize income for Federal income tax purposes, and the Corporation will not be entitled to a deduction, on either the grant or the exercise of an Incentive Stock Option. If the Incentive Stock Option holder does not dispose of the shares acquired within two years after the date the Incentive Stock Option was granted or within one year after the transfer of the shares, (i) any proceeds realized on a sale of such shares in excess of the option price will be treated as long-term capital gain and (ii) the Corporation will not be entitled to any deduction for Federal income tax purposes with respect to such shares.

     If an Incentive Stock Option holder disposes of shares during the two-year or one-year periods referred to above (a "Disqualifying Disposition"), the Incentive Stock Option holder will not be entitled to the favorable tax treatment afforded to incentive stock options under the Code. Instead, the Incentive Stock Option holder will realize ordinary income for Federal income tax purposes in the year the Disqualifying Disposition is made, in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price.

     An Incentive Stock Option holder generally will recognize long-term capital gains or loss, as the case may be, if the Disqualifying Disposition is made more than one year after the shares are transferred to the Incentive Stock Option holder. The amount of any such gain or loss will be equal to the difference between the amount realized on the Disqualifying Disposition and the sum of (x) the exercise price and (y) the ordinary income realized by the Incentive Stock Option holder as the result of the Disqualifying Disposition.

     The Corporation will be allowed in the taxable year of a Disqualifying Disposition a deduction in the same amount as the ordinary income recognized by the Incentive Stock Option holder provided all necessary withholding requirements are met.

     Notwithstanding the foregoing, if the Disqualifying Disposition is made in a transaction with respect to which a loss (if sustained) would be recognized to the Incentive Stock Option holder, then the amount of ordinary income required to be recognized upon the Disqualifying Disposition will not exceed the amount by which the amount realized from the disposition exceeds the exercise price. Generally, a loss may be recognized if the transaction is not a "wash" sale, a gift, or a sale between certain persons or entities classified under the Code as "related persons".

Alternative Minimum Tax

     For purposes of computing the alternative minimum tax with respect to shares acquired pursuant to the exercise of Incentive Stock Options, the difference between the fair market value of the shares on the date of exercise over the exercise price will be an item of tax preference in the year of exercise if the shares are not subject to a Risk of Forfeiture; if the shares are subject to a Risk of Forfeiture, the amount of the tax preference taken into account in the year the Risk of Forfeiture ceased will be the excess of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price. The basis of the shares for alternative minimum tax purposes, generally, will be an amount equal to the exercise price, increased by the amount of the tax preference taken into account in computing the alternative minimum taxable income. The rate of tax applied in general to alternative minimum taxable income is 26% to 28%.

New Plan Benefits

     Following stockholder ratification of the amendment to the 2000 Plan, the Corporation anticipates that stock options will be granted to eligible directors, officers and Associates. However, as of the date of this proxy statement, no decisions have been made regarding the granting of any stock options under the 2000 Plan.

Vote Required

     The affirmative vote of a majority of the votes cast at the Annual Meeting is required for approval of Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF AN AMENDMENT TO THE 2000 STOCK OPTION AND INCENTIVE PLAN TO INCREASE SHARES ISSUABLE UNDER THE PLAN FROM 525,000 SHARES TO 1,050,000 SHARES.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------


     The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of Coastal Financial's independent auditors, accounting functions and internal controls. The Audit Committee is composed of six directors, each of whom is independent under the National Association of Securities Dealers' listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors on November 19, 2003, a copy of which was attached as appendix A.

     The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Coastal Financial's Annual Report on Form 10-K for the year ended September 30, 2003 for filing with the Securities and Exchange Commission.

     The Audit Committee's responsibility is to monitor and review the Corporation's financial reporting process, including its system of internal controls and the preparation of consolidated financial statements. It is not the duty or the responsibility of the Audit Committee to conduct auditing or accounting reviews. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Corporation's financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Corporation's financial statements has been carried out in accordance with generally accepted auditing standards or that the Corporation's independent auditors are in fact "independent."

     Members of the Audit Committee:

     James C. Benton
     G. David Bishop
     J.T. Clemmons
     James P. Creel
     James H. Dusenbury - Chairman
     Frank A. Thompson II

--------------------------------------------------------------------------------

                            AUDITING AND RELATED FEES

--------------------------------------------------------------------------------

Independent Auditors. KPMG LLP was the Corporation's independent auditor for the year 2003 fiscal year. The Board of Directors has appointed KPMG LLP to be the Corporation's independent auditor for the 2004 fiscal year. A representative of KPMG LLP is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

Audit Fees. For the fiscal year ended 2003, KPMG LLP billed the Corporation an aggregate of $92,500.00 for professional services rendered for the audit of the Corporation's annual financial statements for the year ended September 30, 2003 and reviews of the financial statements included in the Corporation's Forms 10-Q for that year.

Financial Information Systems Design and Implementation Fees. For fiscal year 2003, there were no fees paid to KPMG LLP for such services.

All Other Fees. For fiscal year 2003, KPMG LLP billed the Corporation an aggregate of $42,275.00 for preparation of tax returns, tax consulting and fees for FDICIA attestation report.

     The Audit Committee believes that the provision of non-audit services by KPMG LLP is compatible with maintaining KPMG LLP's independence.

--------------------------------------------------------------------------------

                                  MISCELLANEOUS

--------------------------------------------------------------------------------

     The Corporation will pay the cost of this proxy solicitation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Coastal Financial Corporation common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

     The Company's Annual Report to Shareholders has been mailed to shareholders of record as of the close of business on November 28, 2003. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

     A copy of the Corporation's Form 10-K, without exhibits, for the fiscal year ended September 30, 2003, as filed with the Securities and Exchange Commission, will be furnished without charge to Shareholders of record as of the close of business on November 28, 2003 upon written request to Corporate Secretary, Coastal Financial Corporation, Myrtle Beach, South Carolina.

--------------------------------------------------------------------------------

                      SHAREHOLDER PROPOSALS AND NOMINATIONS

--------------------------------------------------------------------------------


     Proposals that Shareholders seek to have included in the proxy statement for the Corporation's next annual meeting must be received by the Corporation no later than August 22, 2004. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

     The Company's Bylaws provide that in order for a Shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the annual meeting; provided that if less than 40 days' notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to Shareholders. A copy of the Bylaws may be obtained from the Corporation.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              Susan J. Cooke
                                              Secretary





         Myrtle Beach, South Carolina
         December 19, 2003.

                          COASTAL FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER
                  ADOPTED BY THE BOARD OF DIRECTORS ON MAY 2000
                       REVISED & APPROVED -- NOVEMBER 2003


I.   Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors to assist in fulfilling its oversight responsibilities. The Audit Committee's primary responsibilities are to:

     o    Monitor the integrity of the Company's  financial  reporting system of
          internal  controls  and  disclosure   procedures   regarding  finance,
          accounting, and legal compliance.

     o Monitor the independence and performance of the Company's independent auditors and the Internal Audit Group.

     o Review the Company's auditing, accounting and financial reporting processes.

     o Provide an avenue of communication among the independent auditors, Leadership, the Internal Audit Group, and the Board of Directors.

     o Review an annual plan prepared by the Internal Audit Group to review the risk areas of the Company and monitor Leadership's competency in controlling such risks.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and has direct access to the independent auditors, the Internal Audit Group, and anyone else in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its responsibilities.

II. Audit Committee Composition and Meetings

     The Audit Committee will be comprised of three or more directors. Audit Committee members, and the Audit Committee Chairman, shall be appointed by the Board on the recommendation of the Nominating/Corporate Governance Committee on an annual basis. Each Audit Committee member shall satisfy the definition of independent director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable SEC rules and regulations. All members of the Audit Committee must be financially literate at time of appointment meaning they must have the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit Committee shall have past employment in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. A quorum of the Audit Committee shall be declared when a majority of its appointed members are in attendance. The Audit Committee Chairman shall approve an agenda, which shall be consistent with this charter, in advance of each meeting. The Audit Committee shall meet privately in executive session at least annually with the Chief Executive Officer (CEO) and the Chief Financial Officer (CFO), the independent auditors, and as a committee to discuss any matters that the Audit Committee believes should be discussed. The Audit Committee shall meet privately with the Internal Audit Group Leader (IAGL) at each meeting, or the Audit Committee Chairman shall meet with the IAGL at least quarterly. The Audit Committee may ask members of Leadership or others to attend meetings and provide pertinent information as necessary. The Audit Committee shall meet with independent auditors and Leadership at least quarterly to review the Company's financial statements. In meetings attended by the independent auditors or by regulatory examiners, a portion of the meeting will be reserved for the Audit Committee to meet in closed session with these parties.

III. Responsibilities

 Audit Committee Review Procedures
 ---------------------------------

1. The Audit Committee shall review and assess the adequacy of this Charter at least annually. The charter shall be submitted to the Board of Directors for approval and the document shall be published in the Company's annual proxy statement at least every three years in accordance with SEC regulations.

2. The Audit Committee shall review the Company's annual audited financial statements prior to filing or distribution. The review should include discussion with the CEO, CFO and independent auditors of significant issues and/or changes regarding accounting principles, practices, and judgments.

3. At least annually, the Audit Committee shall, in consultation with the CEO, CFO, the independent auditors, and the IAGL:

     o Consider the integrity of the Company's financial reporting processes and controls.
     o Discuss significant financial risk exposures and the steps Leadership has taken to monitor, control, and report such exposures.
     o Review significant concerns of the independent auditors and the IAGL, together with Leadership's responses, including the status of previous recommendations.
     o Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. Items to be communicated include:
          |_| The auditor's responsibility under Generally Accepted Auditing Standards;
          |_|  Significant accounting policies;
          |_|  Leadership judgments and accounting estimates;
          |_| Other information in documents containing audited financial statements;
          |_|  Disagreements with Leadership;
          |_|  Consultation with other accountants by Leadership.

Independent Auditors
--------------------

4. The Audit Committee shall review the independence and performance of the independent auditors. The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between Leadership and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the independent auditors shall report directly to the Audit Committee.

5. The Audit Committee shall review and approve requests for all engagements to be performed by the independent auditor's firm. The Audit Committee shall ensure that the independent auditor does not provide any non-audit services to the Company that are prohibited by law or regulation, including: bookkeeping or other services related to the accounting records or financial statements of the Company; financial information systems design and implementation; appraisal or valuation services, fairness opinions, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, investment adviser, or investment banking services; legal services; and expert services unrelated to the audit.

6. On an annual basis, the Audit Committee shall review and discuss with the independent auditors all relationships that their organization has with the Company or any of its Directors or Principal Executive Officers that could impair the auditors' independence or create an appearance of a conflict.

7. The Audit Committee shall review the independent auditor's audit plan and discuss with the independent auditors the audit scope, qualifications of the independent auditor's staffing for the engagement, reliance upon Leadership and internal audit, and the general audit approach. The Audit Committee should review the independent auditor's audit plan to see that it is sufficiently detailed and covers any significant areas of concern that the Audit Committee may have.

8. The Audit Committee shall engage the independent auditors to conduct limited quarterly reviews of interim financial information in accordance with SAS 71 or its successor and the independent auditors will discuss the results of their review with the Audit Committee, or at least the Audit Committee Chairman.

9. Prior to releasing the Company's annual report to Shareholders, the Audit Committee shall:

          o Discuss the results of the audit with the independent auditors. Inquire about changes to the audit plan, restrictions on scope of activities, and observations of control weaknesses.

          o Discuss with the CEO, CFO, IAGL and the independent auditors the quality of the accounting principles and underlying estimates used in the preparation of the Company's financial statements.

          o    Discuss  with  the  independent   auditors  the  clarity  of  the
               financial disclosure practices used or proposed by the Company.

          o Inquire as to the independent auditor's views about whether Leadership's choices of accounting principles appear reasonable from the perspective of income, asset and liability recognition, and whether those principles are common practices or are minority practices.

          o Discuss with the independent auditor all material alternative accounting treatments of financial information with GAAP that have been discussed with the Company's Leadership, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by independent auditor.

          o Discuss with the independent auditor other material written communications between the accounting firm and the Company's Leadership.

          o Discuss any important conclusions concerning the year-end audit well in advance of the public release of the annual audited financial statements.

Internal Audit Group
--------------------

     10. The Audit Committee shall annually review the budget and the annual audit plan of the Internal Audit Group.

     11.  The Audit  Committee shall  periodically  review changes in the budget
          and  the  annual  audit  plan,  and  the  activities,   organizational
          structure and qualifications of the Internal Audit Group.

     12. The IAGL shall communicate regularly with the CEO, but have a direct reporting responsibility to the Audit Committee Chairman. If the Internal Audit Group identifies significant issues relative to the overall Board of Directors responsibility that have been communicated to the Company's Leadership but, in their judgment, have not been adequately addressed, they shall communicate these issues to the Audit Committee, and the Audit Committee shall inform the full Board of Directors, if after its consideration, the Audit Committee concurs with the judgment of the Internal Audit Group.

     13. The Audit Committee shall review the appointment, performance, compensation, and replacement of the Internal Audit Group Leader and any external independent audit group providing internal audit services.

     14. The Audit Committee shall review reports presented by the Internal Audit Group, together with Leadership's response and follow-up to these reports.

     15. The Audit Committee shall receive periodic regulatory compliance reports from the Compliance Officer on the Company's compliance with all applicable laws, rules and regulations.

     16. The Audit Committee shall receive an annual report from the Security Officer on the implementation, administration, and effectiveness of the Company's security program, in compliance with the Bank Protection Act.

     17. The Audit Committee shall receive Suspicious Activity Reports filed by the Company. The Audit Committee shall report this information to the Board of Directors at the next regularly scheduled meeting of the Board.

     18. The Audit Committee shall have in place procedures for 1) receiving, retaining and treating complaints regarding accounting, internal accounting controls, or auditing matters, and 2) the confidential, anonymous submission by Associates of concerns regarding questionable accounting practices.

Other Audit Committee Responsibilities
--------------------------------------

     19. The Audit Committee shall annually prepare a report to Shareholders as required by the Securities and Exchange Commission. The report must be included in the Company's annual proxy statement, and should indicate that the Audit Committee has accomplished the following:

          o Reviewed and discussed the audited financial statements with Leadership;

          o Discussed with the independent auditors the matters required to be discussed by SAS 61; and

          o    Received  certain  disclosures  from  the  independent   auditors
               regarding their independence as required by the Independence Standards Board (ISB).

          o    Discussed with the independent auditors their independence; and

          o Based on the review and discussion of the audited financial statements with Leadership and the independent auditors, has recommended to the full Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

     20. The report appearing in the proxy statement shall avail itself of the safe harbors in paragraph (c) of Item 306 of Regulation S-K and paragraph (e)(v) of Schedule 14A under the Exchange Act unless the full Board of Directors has determined, after being fully informed, that the report, or any portion thereof, be treated as "soliciting material" or "filed" under Regulation 14A or 14C or be incorporated into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

     21.  The  Company   shall  also   disclose  in  its  proxy   statement  the
          independence of the Audit Committee.

     22. The Audit Committee shall be authorized to retain independent counsel and other advisors, as it deems necessary to carrying out its duties and to assist it in the conduct of any investigation, and be provided by the Company with appropriate funding as determined by the Audit Committee for payment to accountants, advisors and ordinary administrative expenses that are necessary or appropriate in carrying out the Audit Committee's duties.

     23. The Audit Committee shall maintain minutes of meetings and submit a report to the full Board at a regularly scheduled meeting of the full Board.

     24. The Audit Committee shall perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.


While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of Leadership and the independent auditor.

REVOCABLE PROXY
COASTAL FINANCIAL CORPORATION

PLEASE MARK VOTES
AS IN THIS EXAMPLE

Annual Meeting of SHAREholders
JANUARY 27, 2004

The undersigned hereby appoints the official proxy committee, consisting of all of the members of the Board of Directors of Coastal Financial Corporation, Myrtle Beach, South Carolina, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Coastal Financial Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Ocean Reef Resort (the former Myrtle Beach Martinique Resort Hotel) 7100 N. Ocean Boulevard, Myrtle Beach, South Carolina, on Tuesday, January 27, 2004, at 2:00 p.m., Eastern Time, and at any and all adjournments thereof, as indicated to the right:

                  With-    For All
         For      hold     Except
         [_]       [_]       [_]



1. The election as directors of all nominees listed (except as marked to the contrary below): For a Three Year Term: Michael C. Gerald, James H. Dusenbury

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

         For      Against  Abstain
         [_]       [_]       [_]

2. Ratification of an Amendment to the Certificate of Incorporation to increase the Corporation's authorized common stock from 15,000,000 to 25,000,000 shares.

         For      Against  Abstain
         [_]       [_]       [_]

3. Ratification of an Amendment to the 2000 Stock Option and Incentive Plan to increase shares issuable under the plan from 525,000 shares to 1,050,000 shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
LISTED PROPOSAL.

THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE

PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE OFFICIAL PROXY COMMITTEE TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2004 ANNUAL MEETING.

Please be sure to sign below and
date this Proxy in the box provided.        Date

Shareholder sign above     Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

COASTAL FINANCIAL CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the Shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
The above signed acknowledges receipt from the Corporation prior to the execution of this proxy, of a notice of the Meeting, a proxy statement dated December 19, 2003 and the 2003 Annual Report to Shareholders. Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.
PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.